Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ Douglas A. Warner
___________________________



                                               Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ Paul A. Allaire
___________________________

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ Riley P. Bechtel
___________________________

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ Martin Feldstein
___________________________

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ Ellen V. Futter
___________________________

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ Hanna H. Gray
___________________________

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ James R. Houghton
___________________________

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ James L. Ketelsen
___________________________

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ John A. Krol
___________________________

                                             Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ Roberto G. Mendoza
___________________________

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ Michael E. Patterson
___________________________

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ Lee R. Raymond
___________________________

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ Richard D. Simmons
___________________________

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ Kurt F. Viermetz
___________________________

                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ Dennis Weatherstone
___________________________


                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ Douglas C. Yearley
___________________________






                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ John A. Mayer, Jr.
___________________________










                                              Exhibit 24


                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto
G. Mendoza, Kurt F. Viermetz, Michael E. Patterson,
Rachel F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933 as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P.
Morgan & Co. Incorporated or Morgan Guaranty Trust
Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of October, 1997.


/s/ David H. Sidwell
___________________________